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                                  UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION


                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 4, 2006


                            Vocalscape Networks, Inc.


             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                    000-27277
                            (Commission File Number)

                                   98-0207554
                        (IRS Employer Identification No.)

                            305 - 1847 West Broadway
                           Vancouver, British Columbia
                                 Canada V6J 1Y6
               (Address of principal executive offices)(Zip Code)

                                 (604) 696-6313
               Registrant's telephone number, including area code



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification of Rights of Security Holders

Effective January 4, 2006, Vocalscape Networks, Inc., a Nevada corporation ("Vocalscape"), designated 100,000 shares of its blank check preferred stock as "Series A Convertible Preferred Stock" by filing a Certificate of Designation with the Secretary of State of Nevada establishing the Series A Convertible Preferred Stock.

Each share of Series A Convertible Preferred Stock is (i) convertible, at the option of the holder, on a 1-for-1 basis, into shares of common stock (subject to stock dividends, stock splits and the like), (ii) automatically converts into common stock immediately prior to a merger, sale of assets, share exchange, or other reorganization, (iii) receives a liquidation preference of $0.50 per share, and (iv) has voting rights equal to 5,000 shares of common stock (subject to stock dividends, stock split and the like).

The rights of holders of common stock could be materially limited upon the issuance of shares of Series A Convertible Preferred Stock because the designated 100,000 shares of Series A Convertible Preferred Stock have aggregate voting power equal to 500,000,000 shares of common stock of Vocalscape. Vocalscape is authorized in its Articles of Incorporation, as amended, to issue 100,000,000 shares of common stock. The effect of the creation of the Series A Convertible Preferred Stock is that the future holders of Series A Convertible Preferred Stock could have voting power greater than the aggregate voting power of the holders of shares of common stock of Vocalscape, thereby effecting a change in control of Vocalscape to the holders of shares of Series A Convertible Preferred Stock.

Item 9.01. Financial Statements and Exhibits.

Exhibits

No.               Description


3.1 Certificate of Designation of Series A Convertible Preferred Stock of Vocalscape Networks, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Vocalscape Networks, Inc,
                                       (Registrant)


Date: January 9, 2006                  By:  /s/  Ron McIntyre
                                            ----------------------------------
                                               Name:  Ron McIntyre
                                               Title: President and Secretary

                                INDEX TO EXHIBITS

No.               Description


3.1 Certificate of Designation of Series A Convertible Preferred Stock of Vocalscape Networks, Inc.



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